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                           FORM N-4, ITEM 24(b)(4.33)
         Form of Guaranteed Benefit Employer-Sponsored TDA Multiple-Fund
                Group Variable Annuity with Stable Value Account
--------------------------------------------------------------------------------


CONTRACT NUMBER:

CONTRACTHOLDER:

DATE OF ISSUE:

CONTRACT DATE:

FIRST CONTRACT ANNIVERSARY:


American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 46206-0368. Our street address is One American Square, Indianapolis, Indiana 46282.


                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                     AMERICAN UNITED LIFE INSURANCE COMPANY
                             By /s/ Dayton H. Molendorp

                      President and Chief Executive Officer

                                     Attest

                              /s/ Thomas M. Zurek
                                    Secretary

                               AUL American Series
                    Guaranteed Benefit Employer-Sponsored TDA
      Multiple-Fund Group Variable Annuity with Stable Value Account (SBR)
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION 4 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.


If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling 1-800-261-9618.

                                TABLE OF CONTENTS

SECTION 1 - DEFINITIONS                                                 3

SECTION 2 - ADMINISTRATION OF PARTICIPANT ACCOUNTS                      6

         2.1----- How Contributions Are Handled
         2.2----- Transfers from Other Retirement Programs
         2.3----- Reallocation of Participant Accounts
         2.4----- Excess Contributions
         2.5----- Transfers from Other Contracts

SECTION 3 - OPERATION OF THE STABLE VALUE ACCOUNT (SVA)                 8

         3.1----- Allocations to Participant Accounts
         3.2----- Provision of Guaranteed Rates for the SVA
         3.3----- Renewal of Guaranteed Rates
         3.4----- Limitation on Contributions and Transfers to the SVA

SECTION 4 - VALUATION OF INVESTMENT ACCOUNTS                            9

         4.1----- Operation of Investment Accounts
         4.2----- Valuation of Mutual Funds and Other Entities
         4.3----- Accumulation Units
         4.4----- Value of Accumulation Units
         4.5----- Valuing Participant Accounts

SECTION 5 - BENEFIT PAYMENTS AND TRANSFERS                              10

         5.1----- General Withdrawal Provisions
         5.2----- Plan Benefit Payments
         5.3----- Required Minimum Distributions
         5.4----- Rollovers
         5.5----- Distributions on Plan Termination
         5.6----- Transfers Between Investment Options
         5.7----- Transfers to and from the SVA

SECTION 6 - ANNUITIES                                                   17

         6.1----- Annuity Purchases
         6.2----- Annuity Options
         6.3----- Determining Annuity Amount
         6.4----- Proof of Age and Survival; Minimum Payments
         6.5----- Annuity Certificates

SECTION 7 - OTHER CONTRACT CHARGES
                                                                        18

         7.1----- Investment Option Charge (IOC)
         7.2----- Taxes
         7.3----- Reduction or Waiver of Charges
         7.4----- Other Charges
         7.5----- Variable Investment Plus (VIP) Credit Factor

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SECTION 8 - CONTRACT MODIFICATIONS                                      20

         8.1----- Contract Amendment
         8.2----- Rates and section 7 Charges
         8.3----- Conformance with Law
         8.4----- Addition, Deletion, or Substitution of Investments 8.5----- Our Right to Initiate Changes
         8.6----- Prohibited Amendments

SECTION 9 - TERMINATION OF CONTRACT                                     22

         9.1----- Termination by You
         9.2----- Payment Upon Termination by You
         9.3----- Termination by Us
         9.4----- Payment Upon Termination by Us
         9.5----- Indemnification Required
         9.6----- Effect on Contract Obligations

SECTION 10 - GENERAL PROVISIONS                                         24

         10.1----- Ownership
         10.2----- Entire Contract
         10.3----- Benefit Determinations
         10.4----- Recordkeeping Services
         10.5----- Representations and Warranties
         10.6----- Contractholder Representative; Misstatement of Data 10.7----- Form of Request, Notice, Instruction, or Direction 10.8----- Quarterly Statement of Account Value
         10.9----- Conformity with Law
         10.10---- Gender and Number
         10.11---- Facility of Payment
         10.12---- Voting
         10.13---- Acceptance of New Participants or Contributions 10.14---- Our Annual Statement
         10.15---- Nonforfeitability and Nontransferability
         10.16---- Notice of Annual Meeting of Members

TABLE OF CONTRACT CHARGES
                                                                        27

TABLE OF GUARANTEED IMMEDIATE ANNUITIES                                 28

TABLE OF INVESTMENT ACCOUNTS                                            29


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                            a SECTION 1 - DEFINITIONS

1.1 "Account Value" for a Participant Account or a Contractholder-level account as of a date is:

     (a) that account's balance of funds in the Stable Value Account (SVA), if any, on that date; plus

     (b) the value of that account's Accumulation Units in each Investment Account on that date.

1.2 "Accumulation Unit" is a valuation device used to measure increases in and decreases to the value of any Investment Account.

1.3 "Annuity Commencement Date" is the first day of the month an annuity begins under this contract. This date may not be later than the date a Participant's periodic benefits are required to commence under the Code.

1.4 "Business Day" is any day both the New York Stock Exchange and our Home Office is open for the general conduct of business.

1.5 "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings thereunder.

1.6 The "First Contract Anniversary" is listed on the contract face page. Subsequent "Contract Anniversaries" are on the same day of each subsequent year.

1.7 "Contract Quarter" is each of the four successive three-month periods in a Contract Year.

1.8 The first "Contract Year" starts on the Contract Date and ends on the day before the First Contract Anniversary. Each subsequent Contract Year starts on a Contract Anniversary and ends on the day before the next Contract Anniversary.

1.9 "Contributions" are amounts that can be allocated to Participant Accounts according to your instructions and that have been paid to us or transferred to this contract from a prior AUL group annuity contract or a prior funding medium, pursuant to a Plan established by the Plan Sponsor that meets the requirements of Code section 403(b). Such transferred funds may be listed under categories other than "Contributions" on annual and quarterly reporting. Contributions may not exceed applicable Code sections 402(g), 403(b), 414(v), and 415 limits. The term "Contributions" does not include amounts that were the subject of an eligible rollover distribution from another plan to the Plan.

1.10 A "Contribution-Source" means each type of Contribution allowed under the Plan, including the following:

     (a) "Elective Deferrals," which means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A Contribution made under a salary reduction agreement is not treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

     (b) "Employee Mandatory Contributions," which means Contributions made under a salary reduction agreement pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or made pursuant to a similar arrangement involving one-time irrevocable election specified in Regulations issued under the Code.

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


     (c) "Employer Contributions," which means Contributions made by the Participant's employer that are not made pursuant to (a) or (b) above.

1.11 "Excess Contributions" are Contributions in excess of the applicable Code limits. You are responsible for tracking Excess Contributions. Contributions that exceed the applicable Code section 415 limits, and that you identify to AUL, will be accounted for separately within this contract.

1.12 "Guaranteed SVA Account Value" is applied pursuant to the provisions of sections 5.1, 5.2, 5.3, 6.1, 9.2, and 9.4, and is equal to the greater of:

     (1)  the SVA Account Value, or

     (2) an amount equal to the total of all Contributions, reallocations, and transfers that are allocated to the SVA for a Participant or the Contractholder that have not been withdrawn previously from the SVA, at a rate of interest (credited from the date of allocation to the SVA) equal to the average 5-year Constant Maturity Treasury Rate reported by the Federal Reserve for the month of October of the calendar year immediately preceding each calendar year in which monies are invested in the SVA (rounded to the nearest 0.05%), minus 1.25%. This interest rate shall not be less than 1% nor greater than 3%.

          When a partial withdrawal, partial annuitization, or any transfer is made for a Participant under sections 5.2, 5.3, or 6.1, the amount described in (2) above shall be reduced proportionally (i.e., both the amount described in (2) above and the SVA Account Value shall be reduced by the same percentage) to reflect such withdrawal, annuitization, or transfer if, at that time, the amount described in
          (2) above is less than or equal to the SVA Account Value. When such a partial withdrawal, partial annuitization, or any transfer is made for a Participant under those Sections, the amount described in (2) above shall be reduced dollar-for-dollar to reflect such withdrawal, annuitization, or transfer if, at that time, the amount described in
          (2) above is greater than the SVA Account Value.

1.13 "Guaranteed Rates" are the guaranteed annual effective rates of interest we credit on a daily basis to the SVA. A Guaranteed Rate may be modified only as described in section 3.2.

1.14 "Home Office" is our principal office in Indianapolis, Indiana. For anything to be "received by AUL," it must be received at our Home Office.

1.15 "Investment Account" means each distinct portfolio established within our Variable Account and identified in the Table of Investment Accounts in this contract. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "Variable Account" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust. A "Competing Investment Account" is any money market or bond Investment Account with a duration of less than 3 years, as determined solely by AUL.

1.16 "Investment Option" is the SVA or any Investment Account.

1.17 "Mutual Fund" means any diversified, open-end, management company made available by us and listed in the Table of Investment Accounts.

1.18 "Participant" is any person participating in a Plan that has a Participant Account.

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1.19 "Participant   Account"  is  an  account   under  this  contract  for  each
     Participant. Each Contribution-Source is tracked separately within the Participant Account. We credit Contributions to Participant Accounts and Contribution-Sources as you direct.

1.20 "Plan"  means a plan of the  Plan  Sponsor  that is  qualified  under  Code section 403(b) for which Contributions are made to this contract.

1.21 "Plan Sponsor" is [ABC Company].

1.22 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.23 "Stable  Value  Account"  or "SVA" is an  Investment  Option  described  in section 3 to which Contributions may be allocated for accumulation at the Guaranteed Rates. The SVA funds constitute a portion of our general asset account.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.


1.25 The "Withdrawal Charge" is a percentage of the Account Value withdrawn under this contract. The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made. The Withdrawal Charge percentage is as follows:

          During Contract Years                        Percentage
                  (Use applicable pricing as stated in the NBA)


     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account or Contractholder-level account, exceed 8.5% of total Contributions allocated to that account.

1.26 "Withdrawal Value" is a Participant's or Contractholder's Investment Account Account Value plus the SVA Account Value or the Guaranteed SVA Account Value (depending on whether the entire Account is withdrawn), less any Withdrawal Charge.

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
SECTION 2 - ADMINISTRATION OF PARTICIPANT ACCOUNTS

2.1 How Contributions Are Handled: Contributions are credited to the appropriate Contribution-Sources within each Participant Account as you direct in your allocation instructions. Contributions must be identified as Elective Deferrals, Employee Mandatory Contributions, or Employer Contributions. We allocate a Participant's initial Contribution to the Participant Account by the second Business Day after we (1) receive the initial Contribution or, if later, (2) receive all data necessary to complete the allocation (including data required to establish the
     Participant Account, the amount of the Participant's Contribution, and Investment Option elections). Subsequent Contributions are allocated to the Participant Account on the Business Day we (1) receive that Contribution or, if later, (2) receive all data necessary to complete the allocation.

     If we receive funds which cannot be allocated to a Participant's Account, those funds will be returned to you in their entirety or, at our option, only the unallocable portion will be returned to you, within 5 Business Days.

     If we can allocate a Contribution to a Participant's Account, but we have not received Investment Option elections for that Participant, the Contribution will be credited to the following default Investment Option:
     (insert chosen default Investment Option here). Subsequently received Investment Option elections for that Participant will be used to allocate future Contributions only. We will transfer amounts previously allocated for that Participant to such default Investment Option, plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.

     Participant Account funds may be allocated to Investment Options in any increments acceptable to us. Investment Option elections remain in effect until changed by you. A change in Investment Option elections is made by giving us new Investment Option elections.

     As soon as administratively feasible following the Business Day that we receive your notice of intent to terminate the contract pursuant to section 9.1, but no later than 5 Business Days following the Business Day that we receive such notice, no Contributions may be credited to the SVA.

2.2 Transfers from Other Retirement Programs: If permitted by the Plan and by applicable state and federal law, we may accept, or may initiate the transfer of, amounts transferred from other retirement programs. Such transferred amounts, as identified by you, are credited as a rollover Contribution under the appropriate Participant Account and are tracked within this contract as required by applicable state and federal law.

2.3 Reallocation of Participant Accounts: You may direct us to reallocate all or a portion of the Account Value of any Participant Account among other
     Participant Accounts. You must certify that such reallocation is in accordance with the Plan.

2.4 Excess Contributions: Contributions may vary in amount and frequency, as determined by your Plan.

     On receipt of instructions from you, we will withdraw Excess Contributions, plus gains and minus losses, from a Participant Account and return them to the Participant, or as you otherwise direct. Such instructions must state the amount to be returned and certify that such Contributions are Excess Contributions and that such return is permitted by the Plan and the Code. A return of Excess Contributions is not subject to a Withdrawal Charge.

     No Participant is permitted to have elective deferral contributions (within the meaning of Code section 402(g)(3)) made during a calendar year under this contract, or under any other plans, contracts, or

GBErTDA-K(SVA)
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
     arrangements maintained by his employer, in excess of the dollar limitation
     in  effect  under  Code  section  402(g)(1)  and  any  Regulations   issued
     thereunder for taxable years beginning in such calendar year.

2.5 Transfers from Other Contracts: We may require amounts transferred to a Participant Account from other AUL group annuity contracts to be credited to the SVA. We will advise you if this limitation applies before accepting such a transfer.

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
SECTION 3 -- OPERATION OF THE STABLE VALUE ACCOUNT (SVA)

3.1 Allocations to Participant Accounts: We credit each Participant's Contributions to the SVA based on the information you provide. We credit interest daily to the SVA Account Value from the date of the Contribution or transfer to the SVA to the date of withdrawal or transfer from the SVA to an Investment Account.

3.2 Provision of a Guaranteed Rate for the SVA: All Contributions and transfers to the SVA will earn interest at the Guaranteed Rate in effect at the time such Contribution or transfer is made. All monies in the SVA will earn interest at that Guaranteed Rate until that Guaranteed Rate is changed. We may declare a new Guaranteed Rate for the SVA that becomes effective on January 1 of each calendar year; however, we may declare an increase in the Guaranteed Rate at any time (such increase shall never be greater than [1.00%] above the rate initially declared for that calendar year). Declaration of a rate increase will be at least [10] days in advance of the effective date of the new rate. Declaration of a rate decrease will be at least [30] days in advance of the effective date of the new rate.

3.3 Minimum Rate Guarantee: No Guaranteed Rate may be less than an annual effective interest rate of [0%].

3.4 Limitation on Contributions and Transfers to the SVA: Except for annuity purchases as described in section 6.1, we reserve the right to limit or disallow allocation of new Contributions, transfers, and loan repayments to the SVA upon 30 days notice to you.

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
SECTION 4 - VALUATION OF INVESTMENT ACCOUNTS

4.1 Operation of Investment Accounts: All income, gains, or losses, realized or unrealized, from assets held in any Investment Account are credited to or charged against the applicable Investment Account without regard to our other income, gains, or losses. Investment Account assets are not chargeable with liabilities arising out of any other business we may conduct.

4.2 Valuation of Mutual Funds and Other Entities: The current report or prospectus for each Mutual Fund or other entity listed in the second column of the Table of Investment Accounts describes how that Mutual Fund's or other entity's assets are valued.

4.3 Accumulation Units: We credit amounts allocated to an Investment Account in Accumulation Units. The Accumulation Unit value used is the one for the Valuation Period when we allocate the amount to the Investment Account.

4.4 Value of Accumulation Units: We establish the initial Accumulation Unit value for a new Investment Account on the inception date of that Investment Account. The value of an Accumulation Unit for any later Valuation Period reflects the section 4.1 income, gains, and losses and the section 7.1 Investment Option Charge (IOC). We determine the Accumulation Unit value before giving effect to any additions, withdrawals, or transfers in the current Valuation Period.

4.5 Valuing Participant Accounts: We determine the Account Value in an Investment Account by multiplying the Accumulation Units in a Participant Account by the Accumulation Unit value. The Accumulation Unit value of an Investment Account changes only on a Business Day.

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                   SECTION 5 - BENEFIT PAYMENTS AND TRANSFERS

5.1 General Withdrawal Provisions: Subject to the following provisions of this Section, and prior to notification of contract termination (but not thereafter, subject to the provisions of section 9.2), you may direct us to withdraw all or a portion of a Participant's (1) Investment Account Account Value and (2) his SVA Account Value (or his Guaranteed SVA Account Value if his entire Account is withdrawn) pursuant to section 5.2 to provide a single-sum payment to you to pay Plan benefits.

     (a) Loans are permitted under this contract as withdrawals from the Participant's Account to the extent that the Plan Sponsor makes provision in its Plan for the availability of Plan loans satisfying the requirements of Code section 72(p), and, where applicable, ERISA section 408(b)(1), whereby the Plan is the lender. Additionally, hardship withdrawals, withdrawals upon attainment of age 59 1/2, and other withdrawals from the Participant's Account are permitted under this contract to the extent that the Plan Sponsor makes provision in its Plan for such Participant benefits and the Plan Sponsor provides information necessary for AUL to provide such a withdrawal.

     (b) Elective Deferrals: Amounts attributable to Code section 403(b) elective deferral Contributions made pursuant to a Code section 402(g)(3)(C) salary reduction agreement may be distributed to a Participant pursuant to the provisions of the Plan, provided that such distribution shall not occur until the Participant has either attained age 59 1/2, severed employment, died, become totally disabled [as defined by Code section 72(m)(7), subject to any limitations provided under the Plan], experienced a hardship [as defined by Code section 403(b)(11)(B), subject to any limitations provided under the Plan], or a withdrawal is made to provide a Plan loan in accordance with Code section 72(p). In the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn. These timing restrictions do not apply to Contributions (but do apply to earnings thereon) that were contributed before 1989, to withdrawals to correct Excess Contributions in accordance with the Code or other applicable Regulations or guidance, or to distributions due to Plan termination in accordance with the Code or other applicable Regulations or guidance.

     (c) Non-Elective Deferrals: Any distribution of Code section 403(b) Contributions other than elective deferrals described in Subsection
          (b) above shall not occur until the Participant has severed employment or upon the prior occurrence of an event specified in the Plan and permissible under Treasury Regulation section 1.403(b)-6(b), such as the attainment of a stated age, after a fixed number of years of service, or disability. This restriction does not apply to withdrawals to correct Excess Contributions, distributions of after-tax employee Contributions and earnings thereon, and distributions due to Plan termination in accordance with the Code or other applicable Regulations or guidance.

     (d) Withdrawal of any amount from this contract without there being a distributable event under the Plan that is transferred directly by us pursuant to your or Participant instructions to another Code section 403(b) tax-deferred annuity funding vehicle under applicable IRS rules and regulations shall be subject to application of the Withdrawal Charge pursuant to section 5.2(a)(3).

     (e) If, as provided in Internal Revenue Code Regulation section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) We are not responsible for determining a Participant's compliance with the requirements

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
          above. Any withdrawal request submitted by you must include certification as to the purpose of the withdrawal. You assume full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. We may rely solely upon your representations made in the withdrawal request.

     (g) A withdrawal request is effective, and the Investment Account Account Value, SVA Account Value, and Guaranteed SVA Account Value to be applied pursuant to section 5.2 is determined, on the Business Day that we receive a proper withdrawal request (or due proof of death, if received later).

     (h) We will pay any cash lump-sum to you within 7 days from the appropriate Business Day as determined in Subsection (g) above, except as we may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer the payment of amounts withdrawn from the SVA under this section 5 for a period of up to 6 months after we receive the withdrawal request.

5.2 Plan Benefit Payments: You will advise us of any person for whom a payment is due under the Plan, including the nature and amount of such payment, before the date such payment is due or as soon thereafter as is practicable.

     (a) Subject to the limitations provided in section 5.1 and Subsection (b) below, prior to notification of contract termination (but not thereafter, subject to the provisions of section 9.2), you may direct us to withdraw all or a portion of a Participant Account to provide a single-sum payment to you to pay:

          (1) Plan benefits for retirement, death, disability, hardships, loans, required minimum distribution benefits pursuant to Code section 401(a)(9), or benefits after age 59 1/2 or as otherwise allowed by the Code (provided that such benefits after age 591/2 or as otherwise allowed by the Code are paid in a taxable distribution to the Participant). Such a withdrawal is not subject to a Withdrawal Charge.

          (2)  Plan benefits for termination of employment. Such a withdrawal is
               not  subject  to  a  Withdrawal   Charge,   with  the   following
               exceptions:

               (A) Any such payment requested for a Participant who terminates employment on or after the date your Plan is terminated is subject to a Withdrawal Charge.

               (B) Any such payment requested for a Participant whose termination of employment is part of a partial Plan termination under IRS guidelines is subject to a Withdrawal Charge.

               (C) Even if there is no full or partial Plan termination under paragraphs (A) and (B) above, any such termination of employment payments during the Contract Year (or, at our option, during the 365-day period preceding our receipt of a termination of employment benefit payment request) which exceed 20% of the aggregate Account Value of all Participant Accounts determined as of the first day of the Contract Year (or the first day of the 365-day period) are subject to a Withdrawal Charge.

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               (D)  Any such payment  requested for a Participant who terminates employment  on or after the date the Plan Sponsor  files for
                    protection   under   federal   bankruptcy   law,  is  deemed
                    insolvent, dissolves, closes, or shuts down its business, or ceases operations is subject to a Withdrawal Charge.

(3) Plan benefits not otherwise listed in paragraphs (1) and (2) above. Such a withdrawal is subject to a Withdrawal Charge.

     (b) Regarding death benefits specifically, notwithstanding the provisions of section 9, upon receipt from you of instructions and of due proof of the Participant's (and, if applicable, the beneficiary's) death prior to the date the Participant Account is closed, we will apply the Participant's Investment Account Account Value and his SVA Account
          Value (or his Guaranteed SVA Account Value if his entire Account is withdrawn), minus any charges described in section 7 that are not included in the Accumulation Unit value, for the purpose of providing a death benefit under the Plan. The death benefit will be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). If the beneficiary elects not to take a distribution and an account for him is maintained under this contract, the Guaranteed SVA Account Value transferred to his account will continue to be maintained for him until the beneficiary elects to take a distribution, at which time the beneficiary's SVA Account Value (or his Guaranteed SVA Account Value if his entire Account is withdrawn) as well as his Investment Account Account Value will be used to provide such payment. If the beneficiary elects to take a distribution, it shall be treated as a Plan benefit distribution not subject to a Withdrawal Charge pursuant to section 5.2(a)(1). The Participant's beneficiary may also designate a beneficiary.

     (c) Under Subsection (a)(2) (A), (B), (C), and (D) and under (a)(3) above, if the entire Investment Account Account Value and Guaranteed SVA Account Value is withdrawn, the amount paid equals the Withdrawal Value minus any charges described in section 7 which are not included in the Accumulation Unit value. If a portion of the Investment Account Account Value and SVA Account Value is withdrawn, the Investment Account Account Value and SVA Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge and any charges described in section 7 that are not included in the Accumulation Unit value, subject to the provisions of section 1.12.

          As soon as administratively feasible following the Business Day that we receive your notice of intent to terminate the contract pursuant to section 9.1, but no later than 5 Business Days following the Business Day that we receive such notice, the above-described Plan benefits shall not be paid under this Section, but instead amounts shall be paid under the provisions of section 9.

5.3 Required Minimum Distributions: This contract shall comply with the minimum distribution provisions of the Plan, but in no event shall the contract fail to comply with the requirements of Code section 401(a)(9) and the regulations issued thereunder, including, but not limited to, the incidental benefit requirements specified in Code section 401(a)(9)(G) and Q&A-2 of section 1.401(a)(9)-6, as made applicable by Code section 403(b)(10). For purposes of applying the distribution rules of Code section 401(a)(9), distributions shall be made in accordance with the provisions of section 1.408-8 of the Treasury Regulations, except as provided in section 1.403(b)-6(e) of the Treasury Regulations. Accordingly, the provisions of
     (a), (b), and (c) below shall apply:

          (a) Code section 403(b) Required Minimum Distributions Prior to the Participant's Death:

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     (1)  Notwithstanding  any provision of this  contract to the contrary,  the distribution of a Participant's post-1986 Code section 403(b) interest in the contract (amounts accruing after 1986, including post-1986 earnings on pre-1987 accrued amounts, minus any charges described in section 7 that are not included in the  Accumulation  Unit value) will
          be  made  in  accordance  with  the   requirements  of  Code  sections
          403(b)(10) and 401(a)(9) and the Regulations issued thereunder. If distributions are not made in the form of an annuity on an irrevocable basis (except for acceleration), then distribution of a Participant's post-1986 Code section 403(b) interest in the contract [as determined under (b)(3) below] must satisfy the requirements of Code sections 403(b)(10) and 401(a)(9) and the regulations issued thereunder as applicable to an account, rather than the requirements of (a)(2), (3), and (4) below and (b) below applicable to an annuity.

     (2) The Participant's entire post-1986 Code section 403(b) interest, minus any charges described in section7 that are not included in the
          Accumulation Unit value, will begin to be distributed no later than the first day of April following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires from employment with the employer maintaining the Plan (the "required beginning date") over (a) the life of the Participant or the lives of the Participant and his or her designated beneficiary or (b) a period certain not extending beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his or her designated beneficiary. However, if this contract is not part of a governmental plan or church plan, the "required beginning date" for a 5% owner is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2. Payments will be made in periodic payments at intervals of no longer than 1 year, and must be either nonincreasing or they may increase only as provided in Q&As-1 and -4 of section 1.401(a)(9)-6 of the Treasury Regulations. In addition, any distribution of Code section 403(b) amounts accruing pre-1987 or post-1986 must satisfy the incidental benefit requirements specified in Code section 401(a)(9)(G) and Q&A-2 of Treasury Regulation section 1.401(a)(9)-6.

     (3) The distribution periods described in (a)(2) above cannot exceed the periods specified in Treasury Regulation section 1.401(a)(9)-6.

     (4) The first required payment can be made as late as the "required beginning date," and must be the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval.

          (b) Code section 403(b) Required Minimum Distributions After the Participant's Death:

               (1) If the Participant dies before his Annuity Commencement Date, his entire post-1986 Code section 403(b) interest [as defined in (a)(1) above, minus any charges described in section 7 that are not included in the Accumulation Unit value] will be distributed at least as rapidly as follows:

                    (A) in a single sum or other method not provided in (B) below; provided, however, that the entire interest [i.e., his Investment Account Account Value and
                         Guaranteed SVA Account Value, minus any charges described in section 7 that are not included in the Accumulation Unit value, must be paid on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or
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
                    (B) as an annuity in accordance with the Annuity Options shown in section 6.2 over a period not to exceed the life or life expectancy of the Participant's beneficiary.

                    (i) If the designated beneficiary is not the Participant's surviving spouse, the entire interest, minus any charges described in section 7 that are not included in the Accumulation Unit value, will be distributed, beginning no later than December 31 of the calendar year following the calendar year in which the Participant died, over the remaining life expectancy of such designated beneficiary. Such life expectancy is determined using the age of the beneficiary as of his or her birthday in the year following the year of the Participant's death or, if elected, in accordance with
                         (b)(1)(B)(iii) below.

                    (ii) If the sole designated beneficiary is the Participant's surviving spouse, the entire interest, minus any charges described in section 7 that are not included in the Accumulation Unit value, will be distributed, beginning no later than December 31 of the calendar year following the calendar year in which the Participant died (or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later), over such spouse's life, or, if elected, in accordance with (b)(1)(B)(iii) below. If the surviving spouse dies before required distributions commence to him or her, the remaining interest will be distributed, beginning on or before December 31 of the calendar year immediately following the calendar year in which the spouse died, over the spouse's designated beneficiary's remaining life expectancy determined using such beneficiary's age as of his or her birthday in the year following the death of the spouse, or, if elected, will be distributed in accordance with
                         (b)(1)(B)(iii) below. If the surviving spouse dies after required distributions commence to him or her, any remaining interest will continue to be distributed under the payment option chosen.

                    (iii) If there is no designated beneficiary,  the designated beneficiary is not an individual, or if applicable by operation of (b)(1)(B)(i) or (ii) above, the entire interest, minus any charges described in section 7 that are not included in the Accumulation Unit value, will be distributed no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death (or of the spouse's death in the case of the surviving spouse's death before distributions are required to begin under (b)(1)(B)(ii) above).

                    (iv) Life  expectancy  is  determined  using the Single Life
                         Table in Q&A-1 of Treasury Regulation section 1.401(a)(9)-9. If distributions are being made to a surviving spouse as the sole designated beneficiary, such spouse's remaining life expectancy for a year is the number in the Single Life Table corresponding to such spouse's age in the year. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to the beneficiary's age in the year specified in (b)(1)(B)(i) or (ii) above and reduced by 1 for each subsequent year.

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

          (2) If the Participant dies on or after his or her Annuity Commencement Date, any interest remaining under the benefit payment option selected will continue to be distributed under that benefit payment option and will be paid at least as rapidly as prior to the Participant's death.

          (3) The Participant's "interest" includes the amount of any outstanding rollover or transfer and the actuarial value of any other benefits provided under the contract, such as guaranteed death benefits, if any.

          (4) For purposes of (b)(1) and (2) above, required distributions are considered to commence on the Participant's required beginning date or, if applicable, on the date distributions are required to begin to the surviving spouse under (b)(1)(B)(ii) above. However, if distributions start prior to the applicable date in the preceding sentence, on an irrevocable basis (except for acceleration) under an annuity contract meeting the requirements of Treasury Regulation section 1.401(a)(9)-6, then required distributions are considered to commence on the annuity starting date.

          (c) Application to Multiple Contracts: To the extent permitted by Treasury Regulation section 1.403(b)-6(e)(7), the required minimum distribution from one Code section 403(b) contract of a Participant may be distributed from another Code section 403(b) contract in order to satisfy Code section 401(a)(9). The
               Participant shall in such event be responsible for the satisfaction of Code section 401(a)(9).

5.4 Rollovers: A distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For this purpose, the following definitions and rules apply:

     (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9) as made applicable by Code section 403(b)(10); any distribution made upon the hardship of the employee; and any other amounts designated in applicable federal tax guidance. The term "eligible rollover distribution" shall not include the portion of any distribution that is not includible in gross income except to the extent that such amount is paid directly to an eligible retirement plan that is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), or an annuity described in Code section 403(b) or qualified trust described in Code section 401(a) and such annuity or trust agrees to separately account for such amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion that is not so includible.

     (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code sections 403(a) or 403(b), a qualified trust described in Code section 401(a), or an eligible deferred compensation plan described in Code section 457(b) which is maintained by an eligible governmental employer described in Code section 457(e)(1)(A), that accepts the distributee's eligible rollover distribution.

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     (c)  Distributee:  The Participant is a distributee  whether an employee or former employee. In addition, a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), is a distributee with regard to the interest of the spouse or former spouse.

     (d) Nonspouse Beneficiary: To the extent permitted by Code section 402(c)(11) and applicable federal tax guidance issued thereunder, a direct trustee-to-trustee transfer may be made to an individual retirement account described in Code section 408(a) or an individual retirement annuity described in Code section 408(b) of an individual who is the Participant's designated beneficiary but who is not the Participant's surviving spouse if such transfer would be an eligible rollover distribution but for the fact that the distribution is not being made to the Participant or the Participant's surviving spouse.

     (e) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

5.5 Distributions on Plan Termination: With regard to amounts attributable to Code section 403(b) Contributions made pursuant to a Code section 402(g)(3)(C) salary reduction agreement, termination of the Code section 403(b) Plan and distribution of such accumulated amounts pursuant to the provisions of the Plan are permitted only if the Plan Sponsor [taking into account all entities that are treated as the same employer under Code section 414(b), (c), (m), or (o) on the date of the termination] does not make contributions to any Code section 403(b) contract that is not part of the Plan during the period beginning on the date of Plan termination and ending 12 months after distribution of all assets from the terminated Plan. However, if at all times during the period beginning 12 months before the termination and ending 12 months after distribution of all assets from the terminated Plan, fewer than 2% of the employees who were eligible under the Code section 403(b) Plan as of the date of Plan termination are eligible under the alternative Code section 403(b) contract, the alternative Code section 403(b) contract is disregarded.

5.6 Transfers between Investment Options: You may direct us to transfer a Participant's Investment Account Account Value and SVA Account Value between Investment Options, or to initiate Participant-directed transfers between Investment Options. A transfer is deemed "Participant-directed" only if it reflects the Participant's investment choice, free of any suggestion or influence by you, the Plan Sponsor, or any fiduciary or other party to the administration or management of the Plan (with the exception of any investment advice rendered by a third-party provider for whom an Investment Advice Provider Fee is earned under the Table of Contract Charges). A transfer that is not "Participant-directed" is Contractholder-directed and is subject to section 5.7(b). Transfers are effective on the Business Day we receive the transfer direction. Transfer directions for a Participant Account may be made daily on any Business Day. We will make the transfer as requested within 7 days from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the SVA for a period of up to 6 months after we receive the transfer request.

5.7  Transfers to and from the SVA:

     (a) As soon as administratively feasible following the Business Day that we receive your notice of intent to terminate the contract pursuant to section 9.1, but no later than 5 Business Days following the Business Day that we receive such notice, no transfers to or from the SVA may be made.

     (b) Contractholder-directed transfers to and from the SVA are subject to our approval.
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                              SECTION 6 - ANNUITIES

6.1 Annuity Purchases: Prior to notification of contract termination (but not thereafter, subject to the provisions of section 9), you may withdraw all or a portion of a Participant's Investment Account Account Value and SVA Account Value (or his Guaranteed SVA Account Value if his entire Account is withdrawn) to provide Plan benefits in the form of an annuity. Such a withdrawal is not subject to a Withdrawal Charge. On the date we receive an annuity purchase request, we transfer the amount requested to the SVA if it is an available Investment Option, otherwise to the default Investment Option listed in section 2.1. Such amounts remain in the SVA or the default Investment Option until Investment Account Account Value and SVA Account Value (or Guaranteed SVA Account Value if his entire Account is withdrawn) of such requested amounts (reflecting gains and losses) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, those Participant Account funds are no longer maintained in this contract.

     Your annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, any contingent annuitant or beneficiary, and any additional information we require. If the Participant or any contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount that you may apply to purchase an annuity is $10,000.

     As soon as administratively feasible following the Business Day that we receive your notice of intent to terminate the contract pursuant to section 9.1, but no later than 5 Business Days following the Business Day that we receive such notice, Plan benefits payable in the form of an annuity shall not be paid under this Section, but instead amounts shall be paid under the provisions of section 9.

6.2 Annuity Options: You may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond the life expectancy of a Participant or the joint life expectancy of a Participant and any contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the factors reflected in the Table of Guaranteed Immediate Annuities attached to this contract. However, if our current single premium, nonparticipating, immediate annuity rates for this class of group annuity contracts produce a higher monthly annuity than the Table of Guaranteed Immediate Annuities, then that more favorable annuity rate is applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms

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


                       SECTION 7 - OTHER CONTRACT CHARGES

7.1 Investment Option Charge (IOC): Under section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. It is the Mutual Fund, Portfolio, or other entity that collects this charge, not AUL. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are available for review.

     "y" = a current combined mortality risk charge and expense risk charge of [1.25%].

7.2 Taxes: We may deduct charges equal to any premium tax we incur from the balance applied to purchase an annuity or at such other time as premium taxes are incurred by AUL. We may also deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge or the charges discussed above if the appropriate expenses associated with the sale or administration of any contract are reduced or if a contract is sold covering our employees or directors, those of the OneAmerica(R) Funds, Inc., or to either's affiliates.

7.4      Other Charges:

     (a)  We apply those charges listed in the Table of Contract Charges.

     (b) Charges due AUL for which the Plan is responsible, and which the Plan Sponsor and Contractholder have otherwise agreed to in writing, which are unpaid 60 days after the payment due date, will be deducted from Participant Accounts on a pro-rata basis. These charges may include, but are not limited to, participant statement mailing fees, Form 5500 fees, administrative fees, data reconciliation and reconstruction fees, commissions, and contract application/installation fees for a takeover Plan. The Plan Sponsor must pay any charges for which the Plan Sponsor (not the Plan) is responsible, and which the Plan Sponsor has otherwise agreed to in writing. These charges include contract application/installation fees for a new Plan.

7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate month-end Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table
GBErTDA-K(SVA)
                                                                        (SBR)

     GBErTDA-K(SVA) (SBR) 19 below. The sum of these products is divided by the aggregate month-end Account Value in all Investment Accounts. We multiply the resulting percentage by each Participant's month-end Account Value in each Investment Account, and add the resulting amount to the Participant's Account Value for that Investment Account.

   Aggregate Month-End Account Value
   allocated to Investment Accounts               Annual VIP Credit Factors
          [$0-$249,999                                     X.XX%
          $250,000-$999,999                                X.XX%
          $1,000,000-$1,999,999                            X.XX%
          $2,000,000-$2,999,999                            X.XX%
          $3,000,000-$4,999,999                            X.XX%
          Over $5,000,000                                  X.XX%]

     The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses you have selected and agreed to in your AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to you prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to you prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.

GBErTDA-K(SVA)
                                                                        (SBR)

                                        SECTION 8 - CONTRACT MODIFICATIONS

8.1 Contract Amendment: You and we may agree to any change or amendment to this Contract without the consent of any other person or entity. This contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and section 7 Charges: We may announce new Guaranteed Rates, as described in section 3.2. We may also modify the charge levels in section 7 (but may not exceed the maximum charge levels listed in the Table of Contract Charges) using the procedures of section 8.5.

8.3 Conformance with Law: We may amend this contract at any time, without your consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or Participants the benefit of, any provisions of federal or state laws. Any such amendment will be delivered to you prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the contract. Where required under applicable law, we will not substitute any shares attributable to your interest in any Investment Account without notice, your approval or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

          Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities

GBErTDA-K(SVA)
                                                                        (SBR)
          having voting rights under this contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts.


8.5 Our Right to Initiate Changes: In addition to those amendments permitted by sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of this contract (except for those prohibited amendments listed in section 8.6) by giving you 60 days notice of such modification. Any such modification is effective without your affirmative assent.

8.6      Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under section 8.5, we may not initiate changes to the method of calculating the Guaranteed SVA Account Value as set out in section 1.12, our obligation to set Guaranteed Rates for the period of time specified in section 3.2, the payment provisions upon contract termination specified in section 9.2, the maximum charge levels listed in the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to this contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to Participant Account balances held in the SVA on the modification's effective date.
GBErTDA-K(SVA)
                                                                        (SBR)

                       SECTION 9 - TERMINATION OF CONTRACT

9.1 Termination by You: You may terminate this contract by giving us notice and electing a form of payment described in section 9.2. The contract termination effective date is the Business Day that we receive your notice.

9.2 Payment Upon Termination by You: If you terminate the contract, you may elect the following options:

     (a) (1) Payment of Investment Accounts in Lump-Sum: The aggregate Investment Account Withdrawal Value of all Participant Accounts shall be paid to you in a lump-sum. Such Withdrawal Value will be determined on the termination effective date and paid within 7 days from the termination effective date, except as we may be permitted to defer payment in accordance with appropriate provisions of the federal securities laws.

     (2) Amounts in the SVA for a Participant or the Contractholder shall be transferred to a fixed interest account within our general asset account. The Guaranteed SVA Account Value shall continue to be maintained on such transferred SVA monies while in this fixed interest account. The Guaranteed SVA Account Value shall be paid out from this fixed interest account 365 days following the contract termination effective date. During this 365-day period, this fixed interest account shall earn interest at the same rate as that earned by the SVA on the contract termination effective date, and only those Plan benefit distributions not subject to a Withdrawal Charge pursuant to sections 5.2 and 6.1 shall continue to be made during this 365-day period. Provided that both you and we agree, an earlier payout within this 365-day period may be arranged.

     (b) Transfer to Another Contract: You may permit a Participant to transfer his Investment Account Account Value and his Guaranteed SVA Account Value to any group annuity contract which has a withdrawal charge which we may make available. You may permit a Participant to transfer his Investment Account Account Value and his Guaranteed SVA Account Value, subject to a Withdrawal Charge, to any group annuity contract that does not have a withdrawal charge which we may make available. Any such amounts are transferred on the contract termination effective date. Monies in the SVA can be transferred to such group annuity contract only after the 365-day period discussed in Subsection (a)(2) above has elapsed, unless an earlier transfer is arranged at AUL's option.

     (c) As soon as administratively feasible following the Business Day that we receive your notice of intent to terminate the contract, but no later than 5 Business Days following the Business Day that we receive such notice, no Contributions may be credited to the SVA pursuant to section 2.1, and no transfers to or from the SVA may be made pursuant to section 5.3.

9.3 Termination by Us: We have the right, subject to applicable state law, to terminate any Participant Account established under this contract at any time during the Contract Year if the Account Value of the Participant
     Account is less than $200 for the first Contract Year in which a Contribution is made for the Participant, and $400 for any subsequent Contract Year, and at least 6 months have elapsed since the last previous Contribution to the contract. If we elect to terminate a Participant Account, the termination will be effective on the date 6 months following the date we give notice to you and the Participant that the Participant Account is to be terminated, provided that any Contributions made during the 6-month period are insufficient to raise the Account Value up to the minimum level.

9.4 Payment Upon Termination by Us: As of the effective date of termination of a Participant Account GBErTDA-K(SVA) (SBR) 22

         GBErTDA-K(SVA)
                                                                        (SBR)
     by us, we may elect to have a single sum equal to the Investment Account Account Value and the Guaranteed SVA Account Value of the Participant Account on the effective date of termination paid to you within 7 days from that date. Any such payment is in full settlement of the Participant Account under this contract and in lieu of any other payment under its terms.

9.5 Indemnification Required: Payments or transfers under section 9.2 are in full settlement of our obligations under this contract. Prior to making such payments or transfers under section 9.2, we may require you and the Plan Sponsor to indemnify and hold us harmless from any and all losses, claims, or demands that may later be asserted against us in connection with the making of such payment or transfer.

9.6 Effect on Contract Obligations: Any annuities purchased prior to notification of contract termination are unaffected by a termination. We may refuse further Contributions at any time after a termination notice has been given. If we have been providing Plan and/or Participant recordkeeping services, such services stop on the termination effective date, we cease to maintain individual Participant Accounts under the contract and cease to provide quarterly statements of Account Value, and any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated. This contract terminates automatically if no amounts remain in either the SVA or any Investment Account.
GBErTDA-K(SVA)
                                                                        (SBR)

                         SECTION 10 - GENERAL PROVISIONS

10.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until you make such amounts available to them. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

10.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: You will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to Participant benefits. You are fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

          We may rely on your statements or representations in honoring any benefit payment request.

          We require that a Participant execute and submit to us an affidavit which we prepare in order that we may process that Participant's benefit payable under this contract if you, the Plan Sponsor, the Plan Trustee, and the Plan Administrator are no longer in existence at the time we receive that Participant's benefit payment request.

10.4 Recordkeeping Services: We generally provide Plan recordkeeping services when all of a Plan's funds are held under this contract. We decline to provide Plan recordkeeping services if you elect to allocate Plan funds to investments other than this contract, or if your Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated.

10.5 Representations and Warranties: You and we mutually represent and warrant, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, you represent and warranties to us that:

     (a)  the Plan meets the requirements of Code section 403(b);

     (b) the execution of this contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

     (c) the execution or performance of this contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

GBErTDA-K(SVA)
                                                         (SBR)

10.6 Contractholder Representative; Misstatement of Data: You may designate a representative to act on your behalf under sections 2 or 3 or to receive any payment under sections 5 or 9. We may rely on any information you or a Participant furnishes. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to you or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 Quarterly Statement of Account Value: Reasonably promptly after the end of each Contract Quarter, we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

10.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for such Participant, contingent annuitant, or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay you directly or as you otherwise instruct. Any such payment fully discharges us to the extent of such payment.

10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:


     (a) You have the voting interest under this contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which you may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from you and from all other contractholders. If no timely voting instructions are received from you, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

          To the extent permitted by applicable law, we may vote shares in our own right or may modify the above procedures to reflect changes in the law or its interpretation.

GBErTDA-K(SVA)
                                                         (SBR)

          We will provide prospectuses and other reports as required by applicable federal law.

10.13 Acceptance of New Participants or Contributions: We may refuse to accept new Participants or new Contributions at any time.

10.14 Our Annual Statement: No provision of this contract controls, determines, or modifies any annual statement made by us to any insurance department, contractholder, regulatory body, or other person. Nor does anything in such annual statement control, determine, or modify the provisions of this contract.

10.15 Nonforfeitability and Nontransferability: The Participant's entire Withdrawal Value of the vested portion (as determined pursuant to the Plan) of Code section 403(b) funds is nonforfeitable at all times within the meaning of Code section 403(b)(1)(C) and any Regulations issued thereunder. This contract shall also be nontransferable within the meaning of Treasury Regulation section 1.403(b)-3(a)(5). No sum payable under this contract that is attributable to Code section 403(b) funds with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than us, other than pursuant to a qualified domestic relations order described in Code section 414(p). In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

10.16 Notice of Annual Meeting of Members: By-law, Art II, Sec. 2: the regular annual meeting of the members of American United Mutual Insurance Holding Company shall be held at its principal place of business on the third Thursday in February each year at ten o'clock A.M. local time or at such other location, place, or time as may be designated by the Board of Directors. The election of directors shall be held at the annual meeting.

GBErTDA-K(SVA)
                                                         (SBR)

                            TABLE OF CONTRACT CHARGES

(1) Participant Account Charge: We deduct a Participant Account Charge of up to $10 per Contract Quarter on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect. Alternatively, we may bill this charge to you. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the contract, the Participant Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn and will not be billed to you.

(2) Loan Initiation Fee: We assess a Loan Initiation Fee of up to $100 against the Account of any Participant for whom a Plan loan withdrawal is requested under this contract.

(3) Loan Administration Fee: On the last day of each Contract Quarter, we deduct from a Participant's Account a Loan Administration Fee of up to $12.50 for each Plan loan of the Participant that remains outstanding on such day. Alternatively, we may bill this charge to you if you and we mutually agree. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the contract, the Loan Administration Fee attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn and will not be billed to you.

(4) Charge for Non-Electronic Transfers: We charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to you or deducted from the applicable Participant Account.

(5) Distribution Fee: We bill you for a Distribution Fee of up to $40 for each Participant for whom a withdrawal is made under this contract in which the entire Participant Account is distributed in a lump-sum. Alternatively, we may assess this Distribution Fee against the affected Participant Account if permitted under applicable law, regulations, and rulings.

(6) Contract Termination Individual Participant Check Fee: We bill you for a fee of up to $100 for each Participant for whom an individual check is prepared upon contract termination. (This charge does not apply to a lump-sum payment to you upon contract termination.) Alternatively, we may assess this fee against the affected Participant Account if permitted under applicable law, regulations, and rulings.

(7) Investment Advice Provider Fee: We bill you for an Investment Advice Provider Fee in an amount separately agreed upon by you and the third-party investment advice provider. Alternatively, we may assess this Investment Advice Provider Fee against the Account of each Participant who utilizes the investment advice provider's services if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. We do not retain any portion of this fee.
GBErTDA-K(SVA)
                                                         (SBR)

                     TABLE OF GUARANTEED IMMEDIATE ANNUITIES

                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

                                                    10-YEAR CERTAIN
      ADJUSTED AGE              LIFE ANNUITY        AND LIFE ANNUITY

        45                        2.7498              2.7455
        46                        2.7986              2.7938
        47                        2.8498              2.8444
        48                        2.9036              2.8975
        49                        2.9602              2.9532

        50                        3.0197              3.0116
        51                        3.0823              3.0730
        52                        3.1483              3.1375
        53                        3.2178              3.2052
        54                        3.2913              3.2763

        55                        3.3690              3.3512
        56                        3.4511              3.4299
        57                        3.5381              3.5126
        58                        3.6301              3.5995
        59                        3.7273              3.6906

        60                        3.8300              3.7862
        61                        3.9387              3.8865
        62                        4.0536              3.9919
        63                        4.1751              4.1024
        64                        4.3037              4.2184

        65                        4.4397              4.3400
        66                        4.5837              4.4676
        67                        4.7365              4.6014
        68                        4.8992              4.7419
        69                        5.0735              4.8895

        70                        5.2610              5.0448
        71                        5.4635              5.2077
        72                        5.6823              5.3783
        73                        5.9180              5.5559
        74                        6.1718              5.7400

        75                        6.4456              5.9301

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [0.6 times (Birth Year - 1915)] rounded to the nearest integer.

Guaranteed purchase rates are 100% of the net single premium for the benefit provided based on 85% of the unprojected 1994 Group Annuity Reserving Table for females with interest at 1.5%.


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                          TABLE OF INVESTMENT ACCOUNTS

The following Investment Accounts are made available to you under this contract. By completing a form we require, you may restrict the Investment Accounts you make available to your Participants. Amounts allocated to any Investment Account identified below are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity listed below. Any restrictions imposed on AUL's ability to buy or sell shares in a Mutual Fund, Portfolio, or other entity listed below, and any fees imposed on AUL in connection with the purchase or sale of such shares, will be applied to any transaction by the Contractholder or Participant involving the corresponding listed Investment Account. Competing Investment Accounts are not available under this contract.

Investment Account
Mutual Fund, Portfolio, or Other Entity

(Note: Competing Investment Accounts are not to be available under this contract and are not to be listed here.)

AIM Basic Value
AIM Capital Development
AIM Dynamics
AIM  Energy
AIM Financial Services
AIM Global Equity
AIM Global Health Care
AIM International Growth
AIM Leisure
AIM Mid Cap Core Equity
AIM Small Cap Growth
AIM Technology
AIM Basic Value Fund (A Class)
AIM Capital Development  Fund (Instl)
AIM Dynamics Fund (Investor)
AIM  Energy Fund (K Class)
AIM Financial Services Fund (K Class)
AIM Global Equity Fund (A Class)
AIM Global Health Care Fund (K Class)
AIM International Growth Fund (Instl)
AIM Leisure Fund (K Class)
AIM Mid Cap Core Equity Fund (R Class)
AIM Mid Cap Core Equity Fund (R Class)
AIM Technology Fund (K Class)
AllianceBernstein Focused Growth & Income
AllianceBernstein Global Value
AllianceBernstein International Growth
AllianceBernstein International Value
AllianceBernstein Mid-Cap Growth
AllianceBernstein Small/Mid Cap Value
AllianceBernstein Small-Cap Growth
AllianceBernstein Value
Allianz CCM Capital Appreciation
Allianz CCM Mid-Cap
Allianz NFJ Dividend Value
Allianz NFJ Small Cap Value
Allianz OpCap Renaissance Fund
Allianz OpCap Value
AllianceBernstein Focused Growth & Income Fund (R Class)
AllianceBernstein Global Value Fund (R Class)
AllianceBernstein International Growth Fund (R Class)
AllianceBernstein International Value Fund (R Class)
AllianceBernstein Mid-Cap Growth Fund (R Class)
AllianceBernstein Small/Mid Cap Value Fund (R Class)
AllianceBernstein Small - Cap Growth Fund (R Class)
AllianceBernstein Value Fund (R Class)
Allianz CCM Capital Apprecitaion Fund (R Class)
Allianz CCM Mid-Cap Fund (Admin)
Allinaz NFJ Dividend Value (R Class)
Allianz NFJ Small Cap Value (R Class)
Allianz OpCap Renaissance Fund (R Class)
Allianz OpCap Value Fund (R Class)
Alger Capital Appreciation Institutional
Alger Small /Cap Growth Institutional
Alger Capital Appreciation Institutional (R Class)
Alger Small/Cap Growth Institutional (R Class)
American Century(R) Emerging Markets
American Century(R) Equity Growth
American Century(R) Equity Income
American Century(R) Ginnie Mae
American Century(R) Growth
American Century(R) Heritage
American Century(R) Inflation-Adjusted Bond
American Century(R) International Growth
American Century(R) New Opportunities II
American Century(R) Large Company Value
American Century(R) Real Estate
American Century(R) Select
American Century(R) Strategic Allocation: Aggressive
American Century(R) Strategic Allocation: Conservative
American Century(R) Strategic Allocation: Moderate
American Century(R) Ultra
American Century(R) Emerging Markets (Inv)
American Century(R) Equity Growth Fund (Advisor Class)
American Century(R) Equity Income Fund (Advisor Class)
American Century(R) Ginnie Mae Fund (Advisor Class)
American Century(R) Growth Fund (Advisor Class)
American Century(R) Heritage Fund (Advisor Class)
American Century(R) Inflation-Adjusted Bond Fund (Advisor Class)
American Century(R) International Growth Fund (Advisor Class)
American Century(R) New Opportunities II Fund (A Class)
American Century(R) Large Company Value Fund (Advisor Class)
American Century(R) Real Estate (Advisor Class)
American Century(R) Select Fund (Advisor Class)
American Century(R) Strategic Allocation: Aggressive Fund (Advisor Class) American Century(R) Strategic Allocation: Conservative Fund (Advisor Class) American Century(R) Strategic Allocation: Moderate Fund (Advisor Class) American Century(R) Ultra Fund (Advisor Class)
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American Century(R) Vista Fund
American Century(R) Vista Fund (Advisor Class)
American Funds AMCAP
American Funds American High Income Trust
American Funds Capital World Growth & Income
American Funds EuroPacific Growth
American Funds Fundamental Investors
American Funds Growth Fund of America
American Funds Intermediate Bond Fund of America
American Funds AMCAP (R3 Class)
American Funds American High Income Trust (R3 Class)
American Funds Capital World Growth & Income (R3 Class)
American Funds EuroPacific Growth (R3 Class)
American Funds Fundamental Investors (R3 Class)
American Funds Growth Fund of America (R3 Class)
American Funds Intermediate Bond Fund of America (R3 Class)
Dreyfus Premier Future Leaders
Dreyfys Premier Health Care
Dreyfus Premier New Leaders
Dreyfus Premier Structured MidCap
Dreyfus Premier Third Century
Dreyfus Premier Worldwide Growth
Dreyfus Premier Future Leaders Fund (T Class)
Dreyfus Premier Health Care Fund (R Class)
Dreyfus Premier New Leaders Fund (T Class)
Dreyfus Premier Structured MidCap Fund (T Class)
Dreyfus Premier Third Century Fund (T Class)
Dreyfus Premier Worldwide Growth Fund (T Class)
Fidelity(R) Advisor Dividend Growth
Fidelity(R) Advisor Dynamic Capital Appreciation
Fidelity(R) Advisor Equity Growth
Fidelity(R) Advisor Equity Income
Fidelity(R) Advisor Fifty
Fidelity(R)Advisor Freedom 2010
Fidelity(R) Advisor Freedom 2015
Fidelity(R) Advisor Freedom 2020
Fidelity(R) Advisor Freedom 2025
Fidelity(R) Advisor Freedom 2030
Fidelity(R) Advisor Freedom 2035
Fidelity(R) Advisor Freedom 2040
Fidelity(R) Advisor Freedom 2045
Fidelity(R) Advisor Freedom 2050
Fidelity(R) Advisor Freedom Income
Fidelity(R) Advisor Growth & Income
Fidelity(R) Advisor Growth Opportunities
Fidelity(R) Advisor Leveraged Company Stock
Fidelity(R) Advisor New Insights
Fidelity(R) Advisor Small Cap
Fidelity(R) Advisor Dividend Growth Fund (T Class)
Fidelity(R) Advisor Dynamic Capital Appreciation Fund (T Class)
Fidelity(R) Advisor Equity Growth Fund (T Class)
Fidelity(R) Advisor Equity Income Fund (T Class)
Fidelity(R) Advisor Fifty Fund (A Class)
Fidelity(R) Advisor Freedom 2010 Fund (T Class)
Fidelity(R) Advisor Freedom 2015 Fund (T Class)
Fidelity(R) Advisor Freedom 2020 Fund (T Class)
Fidelity(R) Advisor Freedom 2025 Fund (T Class)
Fidelity(R) Advisor Freedom 2030 Fund (T Class)
Fidelity(R) Advisor Freedom 2035 Fund (T Class)
Fidelity(R) Advisor Freedom 2040 Fund (T Class)
Fidelity(R) Advisor Freedom 2045 Fund (T Class)
Fidelity(R) Advisor Freedom 2050 Fund (T Class)
Fidelity(R) Advisor Freedom Income Fund (T Class)
Fidelity(R) Advisor Growth & Income Fund (T Class)
Fidelity(R) Advisor Growth Opportunities Fund (T Class)
Fidelity(R) Advisor Leveraged Company Stock (T Class)
Fidelity(R) Advisor New Insights Fund (T Class)
Fidelity(R) Advisor Small Cap (T Class)
Fifth Third Mid Cap Growth
Fifth Third Multi Cap Value
Fifth Third Quality Growth
Fifth Third Strategic Income
Fifth Third Mid Cap Growth Fund (Advisor Class)
Fifth Third Multi Cap Value Fund (Advisor Class)
Fifth Third Quality Growth Fund (Advisor Class)
Fifth Third Strategic Income Fund (Advisor Class)
First American Mid-Cap Growth Opportunities
First American Mid-Cap Value
First American Small Cap Select
First American Small Cap Value
First American Strategy Growth Allocation
First American Mid-Cap Growth Opportunities (R Class)
First American Mid-Cap Value (R Class)
First American Small Cap Select (R Class)
First American Small Cap Value (R Class)
First American Strategy Growth Allocation (R Class)
Franklin Capital Growth
Franklin Flex Cap Growth
Franklin Small Mid Cap Growth
Franklin Strategic Income
Franklin Capital Growth Fund (R Class)
Franklin Flex Cap Growth Fund (R Class)
Franklin Small Mid Cap Growth Fund (R Class)
Franklin Strategic Income Fund (R Class)
Goldman Sachs Mid-Cap Value
Goldman Sachs Small Cap Value
Goldman Sachs Strategic Growth
Goldman Sachs Tollkeeper
Goldman Sachs Mid-Cap Value (Inst Class)
Goldman Sachs Small Cap Value (Inst Class)
Goldman Sachs Strategic Growth (Inst Class)
Goldman Sachs Tollkeeper (Inst Class)
Janus Adviser Forty
Janus Adviser Growth and Income
Janus Adviser INTECH Risk-Managed Growth
Janus Adviser Mid Cap Value
Janus Adviser Small Company Value
Janus Adviser Forty Fund (R Class)
Janus Adviser Growth and Income Fund (R Class)
Janus Adviser INTECH Risk-Managed Growth Fund (I Class)
Janus Adviser Mid Cap Value Fund (SVC)
Janus Adviser Small Company Value Fund (I Class)
Lord Abbett Developing Growth
Lord Abbett Developing Growth Fund (P Class)

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Lord Abbett Growth Opportunities
Lord Abbett Small-Cap Blend
Lord Abbett Growth Opportunities Fund (P Class)
Lord Abbett Small-Cap Blend Fund (P Class)
Marshall Mid-Cap Growth
Marshall Mid-Cap Value
Marshall Small-Cap Growth
Marshall Mid-Cap Growth Fund (Investor Class)
Marshall Mid-Cap Value Fund (Investor Class)
Marshall Small-Cap Growth Fund (Investor Class)
Neuberger Berman Fasciano
Neuberger Berman Focus
Neuberger Berman Millennium
Neuberger Berman Partners
Neuberger Berman Fasciano Fund (Advisor Class)
Neuberger Berman Focus Fund (Advisor Class)
Neuberger Berman Millennium Fund (Advisor Class)
Neuberger Berman Partners Fund (Advisor Class)
OneAmerica(R) Asset Director
OneAmerica(R)  Investment Grade Bond
OneAmerica(R)  Socially Responsive Portfolio
OneAmerica(R) Value
OneAmerica(R) Asset Director Portfolio (Advisor Class) OneAmerica(R) Investment Grade Bond Portfolio (Advisor Class) OneAmerica(R) Socially Responsive Portfolio (O Class) OneAmerica(R) Value Portfolio (Advisor Class)
Oppenheimer Global
Oppenheimer International Bond
Oppenheimer Main Street Opportunity
Oppenheimer Small Cap
Oppenheimer Strategic Income
Oppenheimer Global Fund (N Class)
Oppenheimer International Bond Fund (N Class)
Oppenheimer Main Street Opportunity Fund (N Class) Oppenheimer Small Cap Fund (A Class)
Oppenheimer Strategic Income Fund (A Class)
PIMCO High Yield
PIMCO Total Return
PIMCO High Yield Fund (R Class)
PIMCO Total Return Fund (R Class)
Pioneer
Pioneer Bond
Pioneer Emerging Markets
Pioneer High Yield
Pioneer Mid-Cap Value
Pioneer Oak Ridge Large Cap Growth
Pioneer Small Cap Value
Pioneer Fund (R Class)
Pioneer Bond Fund (R Class)
Pioneer Emerging Markets (A Class)
Pioneer High Yield Fund (R Class)
Pioneer Mid-Cap Value Fund (R Class)
Pioneer Oak Ridge Large Cap Growth Fund (R Class)
Pioneer Small Cap Value Fund (R Class)
Russell 2010 Strategy
Russell 2020 Strategy
Russell 2030 Strategy
Russell 2040 Strategy
Russell LifePoints Balanced
Russell LifePoints Conservative
Russell LifePoints Equity Growth Strategy
Russell LifePoints Growth Strategy
Russell LifePoints Moderate
Russell 2010 Strategy Fund (D Class)
Russell 2020 Strategy Fund (D Class)
Russell 2030 Strategy Fund (D Class)
Russell 2040 Strategy Fund (D Class)
Russell LifePoints Balanced Strategy Fund (D Class)
Russell LifePoints Conservative Strategy Fund (D Class) Russell LifePoints Equity Growth Strategy Fund (D Class) Russell LifePoints Growth Strategy Fund (D Class)
Russell LifePoints Moderate Strategy Fund (D Class)
State Street Equity 500 Index
State Street Equity 500 Index
T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income
T. Rowe Price Growth Stock
T. Rowe Price International Growth & Income
T. Rowe Price International Stock
T. Rowe Price Blue Chip Growth Fund (R Class)
T. Rowe Price Equity Income Portfolio (R Class)
T. Rowe Price Growth Stock Fund (R Class)
T. Rowe Price International Growth & Income Fund (R Class)
T. Rowe Price International Stock Fund (R Class)
Templeton Foreign
Templeton Growth
Templeton Foreign Fund (R Class)
Templeton Growth Fund (R Class)
Thornburg Core Growth
Thornburg  International Value
Thornburg Limited-Term Income
Thornburg Value
Thornburg Core Growth Fund (R Class)
Thornburg International Value Fund (R Class)
Thornburg Limited-Term Income Fund (R Class)
Thornburg Value Fund (R Class)
Timothy Conservative Growth
Timothy Strategic Growth
Timothy Conservative Growth Fund (A Class)
Timothy Strategic Growth Fund (A Class)]


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